MASSMUTUAL FUNDS
MassMutual Diversified Value Fund

(the “Fund”)

Supplement dated March 25, 2024 to the

Prospectus dated February 1, 2024 and the

Summary Prospectus dated February 1, 2024

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.

Effective March 26, 2024, T. Rowe Price Associates, Inc. (“T. Rowe Price”) will be removed as a subadviser to the Fund. All references to T. Rowe Price in the Prospectus and Summary Prospectus will, therefore, be deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3001M-24-03

DV-24-01